UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2004

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12333 (Commission File Number)	86-0385884 (IRS Employer Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA (Address of Principal Executive Offices)	92130 (Zip Code)

(858) 314-7000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act
      (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act
      (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.    Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

On November 3, 2004, Iomega Corporation's Board of Directors appointed Jonathan S. Huberman to serve as a member of the Company's Board. The Board has not yet determined what committees Mr. Huberman may serve on. The full text of the press release issued in connection with this appointment is attached as Exhibit 99.6 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits. The exhibit listed on the Exhibit Index is filed as a part of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2004	IOMEGA CORPORATION (Registrant) By: /s/ Thomas D. Kampfer Thomas D. Kampfer Vice President, General Counsel and Secretary and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.6	Description

Press Release issued on November 8, 2004 announcing the appointment of Jonathan S. Huberman as a member of Iomega Corporation’s Board of Directors and entitled, “Iomega Corporation Appoints New Director”.